Exhibit 99.1

Premiere Global Services Reports Third Quarter 2008 Results: Revenues up 13% to $157.4M, Pro Forma Diluted EPS up 18% to $0.26(a)

ATLANTA--(BUSINESS WIRE)--October 23, 2008--Premiere Global Services, Inc. (NYSE: PGI), a global provider of on-demand, communication technologies-based business process improvement solutions, today announced results for the third quarter ended September 30, 2008.

Consolidated net revenues increased 12.6% to $157.4 million in the third quarter of 2008, compared to $139.8 million in the third quarter of 2007. In the third quarter of 2008, operating income totaled $20.0 million, net income totaled $10.8 million and diluted EPS totaled $0.18, compared to $17.4 million, $7.7 million and $0.13, respectively, in the third quarter of 2007. Pro forma diluted EPS totaled $0.26(a) in the third quarter of 2008, excluding the items set forth on the attached reconciliation of non-GAAP financial measures table.

The Company generates a significant portion of its consolidated revenues from its operations in international regions. Consequently, movements in foreign currency exchange rates affect its reported results. The Company estimates that changes in foreign currency exchanges rates during the third quarter of 2008 negatively impacted its consolidated revenues by approximately $3.0 million and its pro forma diluted EPS(a) by approximately $0.01, compared to the second quarter of 2008.

“We are pleased with our continuing solid performance in spite of significant global headwinds and unprecedented movements in foreign currency exchange rates,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “We believe our accelerating organic growth rate illustrates the customer value of our PGi Communications Operating System, as companies increasingly look to our broad suite of platform-based solutions to help further their productivity and efficiency initiatives. Our strong balance sheet and significant cash flows provide us the flexibility to continue to invest in our business during these uncertain times.”

PGi Communications Operating System Revenue Detail

Conferencing & Collaboration Solutions remains the largest of the PGi Communications Operating System’s four solution sets. Conferencing & Collaboration Solutions revenue grew 25.4% to $113.0 million in the third quarter of 2008, versus $90.1 million in the third quarter of 2007.

In the third quarter of 2008, revenue in the Company’s reportable segments increased from the comparable prior year quarter as follows:

  North America grew 8.0% to $96.9 million, versus $89.8 million;
  Europe increased 26.3% to $30.9 million, versus $24.4 million; and
  Asia Pacific grew 15.5% to $29.6 million, versus $25.6 million.

Nine Month Results

Revenues for the nine months ended September 30, 2008 were $471.8 million, an increase of 14.1% compared to $413.5 million in the nine months ended September 30, 2007. For the nine months ended September 30, 2008, operating income totaled $53.4 million, net income totaled $28.3 million and diluted EPS totaled $0.47, compared to $43.4 million, $22.5 million and $0.35, respectively, for the nine months ended September 30, 2007. Pro forma diluted EPS totaled $0.78(a) for the nine months ended September 30, 2008, excluding the items set forth on the attached reconciliation of non-GAAP financial measures table.

Financial Outlook

The following statements are based on Premiere Global’s current expectations as of October 23, 2008. These statements contain forward-looking statements and Company estimates, and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release. A discussion concerning forward-looking statements is included at the end of this press release and in the Company’s filings with the Securities and Exchange Commission.

Foreign currency exchange rates have changed significantly in the interim period since the Company reaffirmed its 2008 financial outlook on September 15, 2008. The Company continues to anticipate operating results in-line with its previous outlook, excluding the effects of these recent exchange rate movements. However, based on current foreign currency exchange rates, the Company anticipates:

  Consolidated revenues will increase approximately 12% in 2008 from 2007 totals; and
  Diluted EPS will grow at least 20% in 2008 compared to 2007.

(a) To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: pro forma operating income, pro forma net income and pro forma diluted EPS. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Conference Call

The Company will hold a conference call at 5:00 p.m. Eastern time this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (866) 293-8707 (U.S. and Canada) or (913) 312-1294 (International). The conference call will be simultaneously webcast. Webcast information can be found at www.premiereglobal.com/investors. You may also follow this link for details on the web replay and for the text of the earnings release, including the financial and statistical information to be presented during the call.

A replay will be available following the call at 8:00 p.m. Eastern time tonight through midnight Eastern January 23, 2009, and can be accessed by calling (888) 203-1112 (U.S. and Canada) or (719) 457-0820 (International). The confirmation code is 7495871. The webcast of this call will be archived on the Company’s web site at www.premiereglobal.com/investors.

About Premiere Global Services, Inc.

Premiere Global Services, Inc. is a global provider of on-demand, communication technologies-based business process improvement solutions. Our PGi Communications Operating System supports business applications within the following solution sets: Conferencing & Collaboration, Document Solutions, Notifications & Reminders, and eMarketing.

Headquartered in Atlanta, Georgia, and with presence in 23 countries worldwide, Premiere Global delivers solutions to an established customer base of over 50,000 companies, including nearly 95% of the Fortune 500. Additional information can be found at www.premiereglobal.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological change; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes, including government regulations applicable to traditional telecommunications service providers; general domestic and international economic, business or political conditions; a global economic slowdown or changes in the cost or availability of financing; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the "Risk Factors" sections of our Annual Report on Form 10-K/A for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2008 and June 30, 2008. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
		2007		2007
	2008	(As restated)	2008	(As restated)
	(Unaudited)		(Unaudited)

Net revenues	$157,409	$139,845	$471,829	$413,490
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization)	65,225	57,428	193,089	168,106
Selling and marketing	37,701	34,136	117,763	104,996
General and administrative	17,004	15,928	49,966	49,798
Research and development	4,094	3,625	12,325	10,404
Excise tax expense	-	-	2,890	-
Depreciation	8,274	7,239	24,121	21,554
Amortization	4,107	4,081	12,264	11,226
Restructuring costs	-	-	3,339	3,747
Asset impairments	249	-	249	-
Net legal settlements and related expenses	784	-	2,392	284
Total operating expenses	137,438	122,437	418,398	370,115

Operating income	19,971	17,408	53,431	43,375

Other (expense) income:
Interest expense	(4,501)	(4,253)	(14,662)	(9,159)
Unrealized gain (loss) on change in fair value of interest rate swaps	629	(1,633)	260	(1,633)
Interest income	67	202	418	443
Other, net	(122)	295	694	968
Total other (expense) income	(3,927)	(5,389)	(13,290)	(9,381)

Income before income taxes	16,044	12,019	40,141	33,994
Income tax expense	5,286	4,312	11,809	11,507
Net income	$10,758	$7,707	$28,332	$22,487

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	59,461	59,327	59,400	63,669

Basic earnings per share from net income	$0.18	$0.13	$0.48	$0.35

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	60,535	60,402	60,611	64,949

Diluted earnings per share from net income	$0.18	$0.13	$0.47	$0.35

PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$26,353	$18,259
Accounts receivable (less allowances of
$2,455 and $4,526, respectively)	98,729	89,683
Prepaid expenses and other current assets	11,383	13,066
Deferred income taxes, net	13,854	5,522
Total current assets	150,319	126,530

PROPERTY AND EQUIPMENT, NET	128,206	110,767

OTHER ASSETS
Goodwill	349,606	337,246
Intangibles, net of amortization	38,538	43,115
Deferred income taxes, net	-	2,587
Other assets	8,775	5,411
	$675,444	$625,656

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$52,433	$51,631
Income taxes payable	5,558	4,497
Accrued taxes, other than income taxes	7,587	8,076
Accrued expenses	35,816	37,276
Current maturities of long-term debt and capital lease obligations	2,645	1,664
Accrued restructuring costs	1,230	1,717
Total current liabilities	105,269	104,861

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	279,893	267,817
Accrued restructuring costs	1,001	1,575
Accrued expenses	13,904	12,109
Deferred income taxes, net	13,617	-
Total long-term liabilities	308,415	281,501

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 61,587,418 and 61,755,728 shares issued and outstanding in 2008 and 2007, respectively

	616	618
Additional paid-in capital	550,863	548,418
Notes receivable, shareholder	(1,778)	(1,702)
Cumulative translation adjustment	2,290	10,523
Accumulated deficit	(290,231)	(318,563)
Total shareholders' equity	261,760	239,294
	$675,444	$625,656

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30,
	2008	2007
		(As restated)
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$28,332	$22,487
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	24,121	21,554
Amortization	12,264	11,226
Amortization of deferred financing costs	423	385
Net legal settlements and related expenses	2,392	284
Payments for net legal settlements and related expenses	(1,613)	-
Deferred income taxes, net of effect of acquisitions	9,495	(71)
Restructuring costs	3,339	3,747
Payments for restructuring costs	(3,843)	(6,543)
Payments for discontinued operations	-	(650)
Equity-based compensation	9,403	7,908
Excess tax benefits from share-based payment arrangements	(972)	(2,510)
Unrealized (gain) loss on change in fair value of interest rate swaps	(260)	1,633
Asset impairments	249	-
Bad debt expense (recovery)	(59)	(343)
Excise tax expense	2,890	-
(Gain) Loss on disposal of assets	(11)	146
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(10,679)	(11,000)
Prepaid expenses and other assets	(1,776)	(866)
Accounts payable and accrued expenses	786	13,342
Total adjustments	46,149	38,242
Net cash provided by operating activities	74,481	60,729

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(38,619)	(30,545)
Business acquisitions, net of cash acquired	(30,225)	(20,958)
Net cash used in investing activities	(68,844)	(51,503)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(406,989)	(254,934)
Proceeds from borrowing arrangements	418,110	371,469
Payments of debt issuance costs	(8)	-
Excess tax benefits from share-based payment arrangements	972	2,510
Purchase of treasury stock, at cost	(10,306)	(127,177)
Exercise of stock options	2,296	7,249
Net cash provided by (used in) financing activities	4,075	(883)

Effect of exchange rate changes on cash and equivalents	(1,618)	400

NET INCREASE IN CASH AND EQUIVALENTS	8,094	8,743
CASH AND EQUIVALENTS, beginning of period	18,259	18,977
CASH AND EQUIVALENTS, end of period	$26,353	$27,720

PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
		(As restated)		(As restated)
	(Unaudited)		(Unaudited)
Pro Forma Operating Income (1)
Operating income, as reported	$19,971	$17,408	$53,431	$43,375
Restructuring costs	-	-	3,339	3,747
Net legal settlements and related expenses	784	-	2,392	284
Asset impairments	249	-	249	-
Proxy-related costs	-	-	-	2,900
Equity-based compensation	2,940	2,554	9,402	7,908
Excise tax expense	-	-	2,890	-
Depreciation	-	-	(663)	-
Amortization	4,107	4,081	12,264	11,226
Pro forma operating income	$28,051	$24,043	$83,304	$69,440

Pro Forma Net Income (1)
Net income, as reported	$10,758	$7,707	$28,332	$22,487
Elimination of non-recurring tax adjustments	(126)	-	(1,289)	(615)
Unrealized (gain) loss on change in fair value of interest rate swaps, net of taxes	(415)	1,050	(172)	1,050
Restructuring costs, net of taxes	-	-	2,204	2,409
Net legal settlements and related expenses, net of taxes	517	-	1,579	183
Asset impairments, net of taxes	164	-	164	-
Proxy-related costs, net of taxes	-	-	-	1,865
Equity-based compensation, net of taxes	1,940	1,642	6,205	5,085
Excise tax expense, net of taxes	-	-	1,907	-
Excise tax interest, net of taxes	-	-	733	-
Depreciation, net of taxes	-	-	(438)	-
Amortization, net of taxes	2,711	2,624	8,094	7,218
Pro forma net income	$15,549	$13,023	$47,319	$39,682

Pro Forma Diluted EPS (1)
Diluted EPS from net income, as reported	$0.18	$0.13	$0.47	$0.35
Elimination of non-recurring tax adjustments	-	-	(0.02)	(0.01)
Unrealized (gain) loss on change in fair value of interest rate swaps, net of taxes	(0.01)	0.02	-	0.02
Restructuring costs, net of taxes	-	-	0.04	0.04
Net legal settlements and related expenses, net of taxes	0.01	-	0.03	-
Asset impairments, net of taxes	-	-	-	-
Proxy-related costs, net of taxes	-	-	-	0.03
Equity-based compensation, net of taxes	0.03	0.03	0.10	0.07
Excise tax expense, net of taxes	-	-	0.03	-
Excise tax interest, net of taxes	-	-	0.01	-
Depreciation, net of taxes	-	-	(0.01)	-
Amortization, net of taxes	0.05	0.04	0.13	0.11
Pro forma diluted EPS from net income	$0.26	$0.22	$0.78	$0.61

(1)

Management believes that pro forma operating income, pro forma net income and pro forma diluted EPS provide useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents pro forma diluted EPS to exclude these non-cash items as well as non-recurring items that are unrelated to our ongoing operations, including non-recurring income tax adjustments, restructuring costs, net legal settlements and related expenses, unrealized (gain) loss on change in fair value of interest rate swaps, asset impairments, excise tax expense and interest and proxy-related costs. The portion of depreciation expense excluded from the pro forma calculations reflects management's review and adjustment of the useful economic lives of depreciable assets.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR